UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PRA Group, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRA Group, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on June 13, 2024

You are receiving this communication because you hold shares in PRA Group, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or, if requested, by email or mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement are available at http://www.viewproxy.com/PRAGroup/2024.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before June 6, 2024 to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or email copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of PRA Group, Inc.:

The 2024 Annual Meeting of Stockholders of PRA Group, Inc. will be held virtually on June 13, 2024 at 9:30 AM EDT. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://viewproxy.com/PRAGroup/2024 and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 12, 2024. On the day of the Annual Meeting if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the sections titled "Instructions for Attending and Participating in the Virtual Annual Meeting" and "Voting Instructions and Other Information."

Voting Items

1. Election of Directors

(01) Vikram A. Atal	(02) Danielle M. Brown	(03) Marjorie M. Connelly	(04) Steven D. Fredrickson
(05) Jayne-Anne Gadhia	(06) Glenn P. Marino	(07) Geir L. Olsen	(08) Brett L. Paschke
(09) Scott M. Tabakin	(10) Peggy P. Turner	(11) Lance L. Weaver	

2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2024.
3. Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers.
4. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors recommends you vote FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

INTERNET — To view your proxy materials online, go to http://www.viewproxy.com/PRAGroup/2024. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — requests@viewproxy.com
* If requesting material by email, please send a blank email with the Company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material.

You must use the 11 digit Virtual Control Number located in the box below.

VIRTUAL CONTROL NO.

PRA Group, Inc. 120 Corporate Blvd. Norfolk, VA 23502 PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE Our Proxy Statement and our 2023 Annual Report to Stockholders are available at:http://www.viewproxy.com/PRAGroup/2024 ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/PRAGroup/2024 or By email at: requests@viewproxy.com Please include the Company name and your Virtual Control Number in the email subject line.